SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        --------------------------------


                                  May 30, 1996
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                              CATHAY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-18630                           95-4274680
- - --------------------------------------------------------------------------------
(State of incorporation)           (Commission               (IRS Employer
                                    File Number)             Identification No.)


777 North Broadway, Los Angeles, California                                90012
- - --------------------------------------------------------------------------------
(Address of principal executive offices                                Zip Code)


                                 (213) 625-4700
              ---------------------------------------------------
              (Registrant's telephone number, including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







This report consists of 69 pages. The Exhibit Index is located at page 4.

       Items 1-4.         Not Applicable.

       Item 5.            Other Events.

                          Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

       Item 6.            Not Applicable.

       Item 7.            Financial Statements and Other Exhibits.

                          Exhibit No.           Description
                          -----------           -----------
                          Exhibit 2             Agreement and Plan of Merger
                                                among Cathay Bancorp, Inc.,
                                                Cathay Bank and First Public
                                                Savings Bank, F.S.B. dated as
                                                of May 30, 1996

                          Exhibit 99 Press release of Cathay Bancorp, Inc. dated May 30,
                                                1996

       Item 8.             Not Applicable

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 30, 1996

                                CATHAY BANCORP, INC.



                                By:       Dunson K. Cheng
                                   ---------------------------------------
                                       Dunson K. Cheng, President and
                                       Chairman of the Board of Directors

                                  EXHIBIT INDEX


              Exhibit No.                      Description
              -----------                      -----------
              Exhibit 2                        Agreement and Plan of Merger
                                               among Cathay Bancorp, Inc.,
                                               Cathay Bank and First Public
                                               Savings Bank, F.S.B. dated as
                                               of May 30, 1996

              Exhibit 99                       Press release of Cathay
                                               Bancorp, Inc. dated May 30,
                                               1996